UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On March 30, 2020, VistaGen Therapeutics, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Staff of The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that the listing of its shares of common stock, par value $0.001 per share (“Common Stock”), was not in compliance with Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) for continued listing on the Nasdaq Capital Market, as the market value of the Company's listed securities was less than $35 million for the previous 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(C), the Company has a period of 180 calendar days, or until September 28, 2020, to regain compliance with the MVLS Rule. To regain compliance, during this 180-day compliance period, the market value of the Company's listed securities must be $35 million or more for a minimum of 10 consecutive business days.

The Letter has no immediate effect on the continued listing status of the Company's Common Stock on the Nasdaq Capital Market, and, therefore, the Company's listing remains fully effective.

There can be no assurance that the Company will regain compliance with the MVLS Rule during the 180-day period in which to regain compliance or maintain compliance with the other Nasdaq listing requirements. Regardless of any outcome in connection with the MVLS Rule, as disclosed in the Company’s Current Report on Form 8-K, filed on January 31, 2020, if the Company fails to regain compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for at least ten consecutive business days prior to July 29, 2020, its Common Stock will continue to be subject to delisting by Nasdaq, provided, however, that, if such requirement is not met by July 29, 2020, Nasdaq may grant the Company a second 180 calendar day period to regain compliance if, by such date, the Company (i) is in compliance with the MVLS Rule and all other initial listing standards for the Nasdaq Capital Market, other than the minimum closing bid price requirement and (ii) notifies Nasdaq of its intent to cure the deficiency.

Item 8.01 Other Items.

On April 3, 2020, the Company began utilizing a new corporate presentation. A copy of the updated corporate presentation is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

99.1	VistaGen Therapeutics, Inc. Corporate Presentation, dated April 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: April 3, 2020	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer